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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-47917, 333-39471, 333-67810, 333-60470,
333-60466, and 333-108311) and in the Registration Statements on Form S-3 (Nos. 333-53336, 333-44932, 333-34018, and 333-89885) of Patterson-UTI Energy, Inc.
and its subsidiaries of our report dated February 3, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K/A.


                        [/s/ PricewaterhouseCoopers LLP]

Houston, Texas
December 30, 2003